Capital Disclosures	12 Months Ended
Mar. 31, 2020
Disclosure Of Capital Disclosures [Abstract]
Capital Disclosure	CAPITAL DISCLOSURES
The Group's capital consists of cash, short-term deposits, restricted cash, long-term debt and total shareholders’ equity. The Group's main objectives when managing capital are:
•to provide a strong capital base in order to maintain shareholder, creditor and stakeholder confidence and to sustain future growth development of the business;
•to maintain a flexible capital structure that optimizes the cost of capital at acceptable risk and preserves the ability to meet financial obligations;
•to ensure sufficient liquidity to pursue its organic growth strategy and undertake selective acquisitions; and
•to provide a rewarding return on investment to shareholders.
In managing its capital structure, the Group monitors performance throughout the year to ensure anticipated working capital requirements and maintenance capital expenditures are funded from operations, available cash and, where applicable, bank borrowings. Alithya manages its capital structure and may make adjustments to it, in order to support the broader corporate strategy or in response to changes in economic conditions and risk. In order to maintain or adjust its capital structure, the Group may purchase shares from existing shareholders, issue new shares, issue new debt, issue new debt to replace existing debt (with different characteristics), or reduce the amount of existing debt. Total capital as at March 31, 2020 and 2019 is calculated as follows:

As at	March 31,
	2020	2019
	$	$
Cash	(8,810)	(12,801)
Short-term deposits	—	(1,324)
Restricted cash	(2,212)	(2,165)
Current portion of long-term debt	1,143	1,000
Long-term debt	52,086	27,305
Share capital	195,335	186,861
Deficit	(78,780)	(39,113)
Accumulated other comprehensive income	6,123	1,469
Contributed surplus	4,691	2,239
	169,576	163,471

22. CAPITAL DISCLOSURES (CONT’D)
The Group monitors capital using a number of financial metrics, including but not limited to:
•the senior debt to adjusted EBITDA (as defined further herein) ratio, defined as senior debt to 12-month trailing adjusted EBITDA (as defined in the Credit Facility);
•the total debt to adjusted EBITDA ratio, defined as total debt to 12-month trailing adjusted EBITDA; and
•the fixed charge coverage ratio, defined as adjusted EBITDA minus taxes, distributions and capital expenditures to aggregate interest expense and regular scheduled principal repayments.
The Group uses Operating income, Adjusted EBITDA (defined as earnings before interest, income taxes, depreciation, amortization, share-based compensation and non-recurring costs) and Free Cash Flow (defined as operating cash flows less additions to P&E and additions to intangibles other than business combinations) as measurements to monitor operating performance. EBITDA and Free Cash Flow, as presented, are not recognized for financial statement presentation purposes under IFRS, and do not have a standardized meaning. Therefore, they are not likely to be comparable to similar measures presented by other entities.
The continued availability of the Credit Facility is subject to the Group’s ability to maintain certain senior debt, debt service and fixed charge coverage covenants, as well as other affirmative and negative covenants, including certain limitations of distributions in the form of dividends or equity repayments in any given fiscal year, as set out in the credit agreement.
The Group is subject to financial covenants pursuant to the credit facility agreement, which are measured on a quarterly basis. The covenants are senior debt to adjusted EBITDA, total debt to adjusted EBITDA and fixed charge coverage ratios. The Group was in compliance with all such covenants at March 31, 2020 and 2019.